UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

Versartis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Marsh Road
Menlo Park, CA 94025

(Address of principal executive offices, including zip code)

(650) 963-8580

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operation and Financial Condition

On August 7, 2018, Versartis, Inc. (the “Company”) issued a press release announcing its financial results for the three and six month periods ended June 30, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The information in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K/A shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K/A shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Versartis, Aravive, the merger and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Versartis, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements express or implied in this communication include, but are not limited to, statements regarding the anticipated completion of the proposed merger and Aravive’s planned clinical activities, including the initiation and availability of data from clinical studies, and statements made by Versartis’s CEO. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the merger are not satisfied in a timely manner or at all, including but not limited to the failure to obtain stockholder approval for the merger; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; uncertainties as to the timing of the consummation of the merger and the ability of each of Versartis and Aravive to consummate the merger; risks related to Versartis’s ability to correctly estimate its operating expenses and its expenses associated with the merger; risks related to the market price of Versartis’s common stock relative to the exchange ratio; risks related to the ability of Versartis or Aravive to protect their respective intellectual property rights; risks related to the effect of the announcement of the merger on Versartis’s business relationships, operating results and business generally; competitive responses to the merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; provisions in certificate of incorporation, bylaws and laws of Delaware containing provisions that could delay or discourage a change in control of the Company; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Versartis’s Form S-4 filed with the SEC on August 3, 2018, Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2017, Quarterly Report on Form 10-Q that will be filed for the quarter ended June 30, 2018, and recent Current Reports on Form 8-K, each as filed with or furnished to the SEC. Versartis can give no assurance that the conditions to the merger will be satisfied. Except as required by applicable law, Versartis undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed transaction between Versartis and Aravive, on August 3, 2018, Versartis filed relevant materials with the SEC, including a registration statement on Form S-4 that contains a proxy statement and prospectus. VERSARTIS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VERSARTIS, THE MERGER AND RELATED MATTERS. Investors and shareholders can obtain free copies of the proxy statement, prospectus and other documents filed by Versartis with the SEC through the website maintained by the SEC at www.sec.gov or at Versartis’s website at www.versartis.com or by contacting Versartis, Inc., 1020 Marsh Road, Menlo Park, California 94025, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Participants in the Solicitation

Versartis and Aravive, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the merger. Information about Versartis’s directors and executive officers is included in the registration statement on Form S-4 filed with the SEC on August 3, 2018, as well as Versartis’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 6, 2018, and the Form 10-K/A filed with the SEC on April 11, 2018. These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K/A.

Exhibit No.	Description
99.1	Press Release, issued by Versartis, Inc. on August 7, 2018.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, issued by Versartis, Inc. on August 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2018	VERSARTIS, INC. (Registrant)

	By:	/s/ Jay P. Shepard
Jay P. Shephard
Chief Executive Officer